TOUCHSTONE FUNDS GROUP TRUST

Touchstone Ultra Short Duration Fixed Income Fund
(the "Fund")

Supplement dated June 1, 2020 to the Fund's Prospectus and Statement of Additional Information ("SAI"), dated January 30, 2020, as supplemented

Effective immediately, Class S shares of the Fund may be exchanged for Class A shares of any Touchstone Fund, including the Fund, if such an exchange can be accommodated by a shareholder's financial intermediary and the intermediary determines such share class is more suitable to the shareholder’s interests. The section of the Prospectus titled "Investing with Touchstone - Investing in the Funds" and the section of the SAI titled "Choosing a Class of Shares - Share Class Conversions" are hereby updated accordingly.

Effective June 30, 2020, the table in the “Choosing a Class of Shares - Class A Sales Charge” section of the Prospectus that is applicable to Touchstone fixed income funds will only be applicable to the Fund. Accordingly, the heading of that table will be changed to "Applicable to the Ultra Short Duration Fixed Income Fund" on June 30, 2020. There is no change to the Class A sales charge applicable to the Fund.

Effective July 1, 2020, front-end sales charges may be waived on Class A shares of the Fund purchased through financial intermediaries that have entered into an agreement with Touchstone Securities to offer Class A shares of the Fund to transactional brokerage accounts. The section of the Prospectus titled "Choosing a Class of Shares - Waiver of Class A Sales Charge" and the section of the SAI titled "Other Purchase and Redemption Information - Waiver of Class A Sales Charges" will be updated accordingly, effective July 1, 2020.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

   TSF-56-TFGT-TSDOX-S4-2005